Exhibit 99.1

Diamond Offshore Drilling, Inc. Rig Status Report October 23, 2013 Updated information noted in bold print

RECENT COMMITMENTS (See Body of Report For Contract Details)

Ocean Saratoga: One well + two options

Rig Name	Water [1,2] Depth (feet)	Year [3] Built	Location	Operator	Contract Dayrate (USD)	Estimated Start Date	Estimated End Date	Status	Planned Downtime [4] (For Periods Lasting >10 days)
									4Q13 E	Comments
GULF OF MEXICO SEMISUBMERSIBLES (4)								Totals:	402

Ocean Ambassador	1,100	1975	US GOM	—	—	mid Sep 2013	Q1 2014	5-Year Special Survey; prep; mobe	92	5-Year Special Survey; prep; mobe
			Mexico	Pemex	211,445	Q1 2014	Q1 2016	730-day Term
Ocean Saratoga	2,200	1976	Nicaragua	Noble Energy	323,000	mid Aug 2013	late Nov 2013	One well + 1 x unpriced option well
			Nicaragua	Noble Energy	265,500	late Nov 2013	mid Dec 2013	Demobe to GOM
			US GOM	LLOG	300,000	mid Dec 2013	late Feb 2014	One well + 2 x unpriced option wells
Ocean Yorktown	2,850	1976	Mexico	Pemex	184,000	early Jan 2012	late July 2014	930-day term
Ocean Victory	5,500 (15K)	1997	US GOM	Eni US Operating Co.	475,000	early Sep 2012	late Oct 2013	40-day extension
			US GOM	Stone Energy	480,000	late Oct 2013	late Jan 2014	One well

GULF OF MEXICO JACK-UPS (5)
Ocean King	300 IC	1973	US GOM	Rooster Petroleum	115,000	late Apr 2013	early Nov 2013	One well
Ocean Nugget	300 IC	1976	Mexico	Pemex	97,000	early Jul 2013	mid Aug 2016	1,136-day term
Ocean Summit	300 IC	1972	Mexico	Pemex	85,999	mid Sep 2012	late May 2015	985-day term
Ocean Titan	350 IC (15K)	1974	Mexico	Pemex	103,000	mid Dec 2011	early Jan 2014	778-day term		2014: 5-Year Special Survey[5]
Ocean Scepter	350 IC (15K)	2008	Mexico	Pemex	134,999	late Dec 2011	late Dec 2013	612-day term + 157-day extension		2014: 5-Year Special Survey[5]

INTERNATIONAL SEMISUBMERSIBLES (23)
North Sea / Mediterranean / W. Africa
Ocean Nomad	1,200	1975	UK	Dana Petroleum	330,000	mid Aug 2013	mid Aug 2015	2-year term + 2 x 6-month unpriced options
Ocean Guardian	1,500 (15K)	1985	UK	Shell	265,000	mid Jul 2012	mid Jul 2014	2-year term
			UK	Shell	350,000	mid Jul 2014	mid Jul 2015	1-year term + 2 x 1-year unpriced options
Ocean Princess	1,500 (15K)	1975	UK	—	—	mid Aug 2013	late Oct 2013	2-1/2 Year Special Survey	28	2-1/2 Year Special Survey
			UK	EnQuest	230,000	late Oct 2013	late Dec 2013	Balance of 600-day term
Ocean Vanguard	1,500 (15K)	1982	Norway	Statoil	454,000	early Jul 2013	late Feb 2015	20-month option + unpriced option
Ocean Valiant	5,500	1988	Canary Islands	—	—	late Sep 2013	mid Feb 2014	5-Year Special Survey	92	5-Year Special Survey (140 days est. total)
Ocean Endeavor	10,000 (15K)	2007	Egypt	Burullus / RASHPETCO	285,000	late Jul 2012	early Jan 2014	Final Extension
			Egypt	—	—	early Jan 2014	mid Feb 2014	Customs clearance	0
			Mediterranean Sea	ExxonMobil	—	mid Feb 2014	mid Jul 2014	Mobilization and customer requested upgrades; Lump-sum payment received for mobe and shipyard time to be amortized to revenue during 18-month contract term.
			Black Sea	ExxonMobil	521,665	mid Jul 2014	mid Jan 2016	18-month term (dayrate incl. 50% of potential 6.6% bonus) + 6 x 6-month unpriced options.
Ocean Confidence	10,000 DP (15K)	2001	Angola	Cobalt	430,000	mid Oct 2013	early Mar 2014	One well
			Canary Islands	—	—	early Mar 2014	mid Jan 2015	Maintenance		2014: Maintenance[5]
			West Africa	Murphy	511,635	To Be Determined		Resume interrupted contract, 365 days + unpriced option

Please refer to accompanying disclaimer as well as Diamond Offshore’s 10-K and 10-Q filings with the SEC.	Page 1 of 4

Rig Name	Water [1,2] Depth (feet)	Year [3] Built	Location	Operator	Contract Dayrate (USD)	Estimated Start Date	Estimated End Date	Status	Planned Downtime [4] (For Periods Lasting >10 days)
									4Q13 E	Comments
Australasia
Ocean Patriot	3,000 (15K)	1983	Philippines	Otto Energy	275,000	early Jun 2013	late Oct 2013	Two wells
			Singapore	—	—	late Oct 2013	late Aug 2014	Enhancements for North Sea Operations; mobe to UK	68	Enhancements for N. Sea; mobe to UK
			UK	Shell	400,511	late Aug 2014	late Aug 2017	3-year term + 2 x 1-year unpriced options
Ocean General	3,000	1976	Vietnam	Premier Vietnam	268,421	late Jul 2013	early Jan 2014	Two wells + sidetrack
			Indonesia	Premier Indonesia	255,000	early Jan 2014	mid Mar 2014	Two wells
Ocean America	5,500 (15K)	1988	Singapore	—	—	late Jul 2013	late Nov 2013	Demobe to Singapore; 5-Year Special Survey; mobe to Australia	53	5-Year Special Survey + BOP Upgrade
			Australia	Chevron	475,000	late Nov 2013	late May 2015	18-month term + 1-year unpriced option
Ocean Rover	8,000 (15K)	2003	Malaysia	Murphy	304,547	late Apr 2012	early Mar 2014	Balance of 600-day extension
			Malaysia	Murphy	465,000	early Mar 2014	early Mar 2016	2-year term + 1-year unpriced option
Ocean Monarch	10,000 (15K)	2008	Indonesia	Niko Resources	—	early Oct 2012	early Oct 2016	Standby (see note 6)

Brazil / S. America
Ocean Lexington	2,200	1976	Trinidad	Niko	—	late Sep 2013	early Nov 2014	Standby (see note 6)
			Trinidad	BG International / Centrica	300,000	early Nov 2014	early Oct 2014	477-day min. term + 2 x 45-day unpriced options + 315-day unpriced option
Ocean Concord	2,300	1975	Brazil	Petrobras	247,788	early Jan 2008	mid Jun 2015	Remaining term (incl. 50% of potential 15% bonus)		2014: 5-Year Special Survey[5]
Ocean Yatzy	3,300 DP	1989	Brazil	Petrobras	257,250	early Oct 2009	early Oct 2014	5-year term (incl. 50% of potential 10% bonus) + unpriced option		2014: 5-Year Special Survey[5]
Ocean Quest	4,000 (15K)	1973	Malaysia	—	—	—	—	Standby; mobe to Malaysia; actively marketing	35	Mobilization to Malaysia
Ocean Winner	4,000	1976	Brazil	Petrobras	283,500	mid Oct 2010	mid Mar 2015	5-year term (incl. 50% of potential 10% bonus) + unpriced option
Ocean Worker	4,000	1982	Brazil	Petrobras	283,500	late Feb 2009	late Feb 2015	6-year term (incl. 50% of potential 10% bonus) + unpriced option
Ocean Alliance	5,250 DP (15K)	1988	Brazil	Petrobras	367,089	late Jul 2010	mid Jun 2016	6-year term (incl. 50% of potential 15% bonus) + unpriced option	0	2014: 5-Year Special Survey[5] Survey moved to Q1 2014
Ocean Star	5,500 (15K)	1997	Brazil	Queiroz Galvão	301,000	late Sep 2013	late Feb 2014	Continue term assignment from OGX + unpriced option
Ocean Baroness	8,000 (15K)	2002	Brazil	Petrobras	276,750	early Sep 2011	early Sep 2015	Converted to 5-year term (incl. 50% of potential 5% bonus) + unpriced option
Ocean Courage	10,000 DP (15K)	2009	Brazil	Petrobras	406,850	mid Feb 2010	mid Feb 2015	5-year term (incl. 50% of potential 6% bonus) + unpriced option		2014: 5-Year Special Survey[5]
Ocean Valor	10,000 DP (15K)	2009	Brazil	Petrobras	440,000	early Sep 2011	mid Oct 2015	Converted to 5-year term + unpriced option		2014: 5-Year Special Survey[5]

INTERNATIONAL JACK-UPS (1)
Ocean Spur	300 IC	1981	Ecuador	Saipem	30,000	mid Oct 2012	late Aug 2014	2-year bareboat charter + 2 x 6-month priced options

INTERNATIONAL DRILLSHIPS (1)
Ocean Clipper	7,875 DP (15K)	1997	Brazil	Petrobras	312,625	late Jan 2012	early Dec 2015	Remainder of 5-year term contract (incl. 50% of potential 5% bonus)+ unpriced option

Please refer to accompanying disclaimer as well as Diamond Offshore’s 10-K and 10-Q filings with the SEC.	Page 2 of 4

Rig Name	Water [1,2] Depth (feet)	Year [3] Built	Location	Operator	Contract Dayrate (USD)		Estimated Start Date	Estimated End Date	Status	Planned Downtime [4] (For Periods Lasting >10 days)
										4Q13 E	Comments
RIGS UNDER CONSTRUCTION (7)
Ocean BlackHawk	12,000 DP (15K)	2013	S. Korea	—	—		Q1 2011	Apr 2014	Hyundai shipyard; commissioning; mobe; acceptance
			US GOM	Anadarko	495,000		Apr 2014	Q2 2019	5-year term + unpriced option
Ocean BlackHornet	12,000 DP (15K)	2013	S. Korea	—	—		Q1 2011	Q3 2014	Hyundai shipyard; commissioning; mobe; acceptance
			US GOM	Anadarko	495,000		Q3 2014	Q3 2019	5-year term + unpriced option
Ocean BlackRhino	12,000 DP (15K)	2014	S. Korea	—	—		Q2 2011	Q4 2014	Hyundai shipyard; commissioning; mobe; acceptance
Ocean BlackLion	12,000 DP (15K)	2014	S. Korea	—	—		Q2 2012	Q2 2015	Hyundai shipyard; commissioning; mobe; acceptance
Ocean Onyx	6,000 (15K)	2013	US GOM	—	—		Q1 2012	Feb 2014	Keppel AmFELS; commissioning; mobe; acceptance
			US GOM	Apache Corporation	490,000		Feb 2014	Feb 2015	1-year term + 1-year unpriced option
Ocean Apex	6,000 (15K)	2014	Singapore	—	—		Q3 2012	Q4 2014	Jurong shipyard; commissioning; mobe; acceptance
Ocean GreatWhite	10,000 DP (15K)	2016	S. Korea	—	—		Q3 2013	H2 2016	Hyundai shipyard; commissioning; mobe; acceptance
				BP	585,000	*	H2 2016	H2 2019	3-year term + 2 x 1-year priced options (@ 585,000 + escalations); *Dayrate to increase for customer-requested equipment additions

COLD STACKED (4)
(1 jack-up, 3 semisubmersibles)
Ocean Spartan	300 IC	1980	US GOM	—	—		—	—	Stacked
Ocean New Era	1,500	1974	US GOM	—	—		—	—	Stacked
Ocean Whittington	1,650	1974	US GOM	—	—		—	—	Stacked
Ocean Epoch	3,000	1977	Malaysia	—	—		—	—	Stacked

NOTES

(1.)	Water Depth refers to the rig’s rated operating water depth capability. Often, rigs are capable of drilling or have drilled in greater water depths.
(2.)	Additional rig capabilities noted within the column: 15K=15,000 PSI Well-Control System; DP=Dynamically Positioned Rig; IC=Independent-Leg Cantilevered Rig.
(3.)	Year Built represents when rig was (or is expected to be) built and originally placed in service or year redelivered with significant enhancements that enabled the rig to be classified within a different floater category than when originally constructed.
(4.)	Planned Downtime only includes downtime periods that as of this report date are, or have been, planned and estimable and do not necessarily reflect actual downtime experienced. Additional downtime may be experienced in the form of possible mobes for new jobs not yet contracted, possible acceptance testing at new jobs, and unplanned maintenance and repairs. Survey start times may also be accelerated or delayed for various reasons.
(5.)	The following are expected to undergo Special Surveys or maintenance during 2014:

1) Ocean Alliance, 2) Ocean Concord, 3) Ocean Confidence, 4) Ocean Courage, 5) Ocean Scepter, 6) Ocean Titan, 7) Ocean Valor, and 8) Ocean Yatzy.

(6.)	We have notified Niko Resources that it is delinquent in its payment obligations under the Ocean Monarch contract. As of the date of this report, the Ocean Monarch is warm stacked. In addition, Niko Resources is scheduled to utilize the Ocean Lexington for an aggregate of approximately 158 days over the term of its contract offshore Trinidad. We are in discussions with Niko Resources regarding payment and their obligations under the contracts.

General Notes

Average Utilization: Assume rates of 92% for DP units, 96% for conventionally moored rigs, and 98% for jack-ups. Rig utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, and other factors.

Options should be assumed to be unpriced unless otherwise indicated.

Dayrates Exclude Mobe. Mobe revenues (if any) and expenses are deferred and amortized over the life of the contract, in most cases. Mobe costs are generally offset by mobe revenues.

Survey Costs: During surveys, normal operating expense will be incurred, plus additional costs.

US GOM=U.S. Gulf of Mexico

Please refer to accompanying disclaimer as well as Diamond Offshore’s 10-K and 10-Q filings with the SEC.	Page 3 of 4

Diamond Offshore Drilling, Inc. Rig Status Report

Forward-Looking Statements: This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” believe,” “should,” “could,” “may,” “might,” “will,” “will be,” “will continue,” “will likely result,” “project,” “budget,” “forecast,” and similar expressions. Statements by the Company in the rig status report that contain forward-looking statements include, but are not limited to, statements regarding the current term, future dayrates, future status, start and end dates, and comments concerning future contracts and availability, future contract opportunites and termination rights, letters of intent, utilization, surveys, downtime and other aspects of the Company’s drilling rigs, as well as statements concerning customer discussions and outcomes thereof, the impact of these and related events on our operations and revenues, rigs being upgraded or to be upgraded and rigs under construction. Such statements are inherently subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, contract cancellations, customer bankruptcy, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.